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                                                                  EXECUTION COPY

                                    AGREEMENT

                  This AGREEMENT is hereby made as of this 28th day of October, 2004 by PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the "Company"), JONATHAN B. WELLER, an individual and employee of the Company ("Employee"), and JANINE S. WELLER and ANDREW WELLER, as Trustees of the Irrevocable Indenture Trust of Jonathan B. Weller dated August 26, 1994 (the "Trust").

                                   WITNESSETH
                                   ----------

                  WHEREAS, the parties hereto entered into agreements dated September 8, 1995 and February 22, 2001 (each hereinafter referred to individually as a "Split Dollar Agreement" and collectively referred to as the "Split Dollar Agreements") for the payment of premiums, respectively, on (i) EVLICO Policy Number 44249423 issued by Equitable Variable Life Insurance Company on the life of Employee and owned by the Trust, and (ii) Policy Number 150238290 issued by Equitable Life Assurance Society of the United States on the life of Employee and owned by the Trust (each hereinafter referred to as a "Policy" and collectively referred to as the "Policies").

                  WHEREAS, under each Split Dollar Agreement, the Company was to pay the premiums due on the Policies subject to the respective Split Dollar Agreements; and

                  WHEREAS, in accordance with each Split Dollar Agreement, the Trust executed a collateral assignment (each hereinafter referred to individually as a "Collateral Assignment" and collectively referred to as the "Collateral Assignments") granting the Company a security interest in the Policies to secure the Company's rights under each Split Dollar Agreement; and

                  WHEREAS, during 2002, the Company, with the knowledge and agreement of Employee and the Trustees of the Trust, discontinued its payments of premiums under the Split Dollar Agreements upon the enactment of the Sarbanes-Oxley Act of 2002 and terminated the Split Dollar Agreements; and

                  WHEREAS, the Company wishes to reimburse Employee for certain premium payments he made on the Policies following the termination of the Split Dollar Agreement and to compensate him for the loss of the continuing premium payments on the Policies going forward.

                  NOW THEREFORE, in consideration of the premises contained herein, each party hereto, intending to be legally bound, hereby agrees as follows:

                  1. ACKNOWLEDGEMENT OF TERMINATION. Each party hereto acknowledges the termination of the Split Dollar Agreements, effective in 2002 following the enactment of the Sarbanes-Oxley Act. The parties further acknowledge that the Trust remains the owner of each Policy.



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                  2. PAYMENT. The Company shall, on the date hereof, deliver to
Employee by wire transfer of immediately available funds to an account or accounts designated by Employee a lump sum payment of $67,249.

                  3. RELEASE OF COLLATERAL ASSIGNMENTS. As a result of the termination of the Split Dollar Agreements and by execution hereof, the Company hereby releases the Trust, the Trustees, Employee and the insurance companies whose policies are owned by the Trusts from any and all obligation to make any payments to the Company, at any time, in repayment of any loans or premium payments made by the Company in connection with the Split Dollar Agreements. The Company shall, within 15 days of the date hereof, properly execute and deliver to the Trust all documents necessary to confirm the release of the Collateral Assignments.

                  4. MUTUAL RELEASE. Each party hereto, except with respect to the enforcement of the terms of this Agreement, hereby releases each other party hereto and covenants not to sue such parties for any and all claims, demands, causes of action, expenses, losses, fees and liabilities of any kind whatsoever, whether known or unknown, which the releasing party ever had, now has, or may have against the other parties by reason of any agreement, act, omission, transaction, practice, plan, policy, procedure, conduct, occurrence, or other matter in connection with the Split Dollar Agreements and the termination thereof up to and including the date of this Agreement.

                  5. FURTHER ASSURANCE. Each party hereto agrees to take such further action and execute such other documents as are reasonably necessary to effectuate the purposes, terms and conditions of this Agreement.

                  6. BINDING ON SUCCESSORS. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and to their respective successors and assigns.

                  7. COUNTERPART SIGNATURES. This Agreement may be executed in any number of counterparts and all such counterparts shall for all purposes constitute one agreement binding on the parties hereto, notwithstanding that the parties hereto are not signatories to the same counterpart.

                  8. GOVERNING LAW. The law of the Commonwealth of Pennsylvania shall govern this Agreement.


                            [SIGNATURE PAGE FOLLOWS]


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                  IN WITNESS WHEREOF, the parties have caused this document to be executed as of the date and year first above written.

                                     PENNSYLVANIA REAL ESTATE
                                     INVESTMENT TRUST


                                     By: /s/ Ronald Rubin
                                        ---------------------------------------
                                     Name: Ronald Rubin
                                     Title: Chief Executive Officer



                                         /s/ Jonathan B. Weller
                                     ------------------------------------------
                                     JONATHAN B. WELLER


                                         /s/ Janine S. Weller
                                     ------------------------------------------
                                     JANINE S. WELLER, as Trustee of the
                                     Irrevocable Indenture Trust of Jonathan B.
                                     Weller dated August 26, 1994


                                         /s/ Andrew Weller
                                     ------------------------------------------
                                     ANDREW WELLER, as Trustee of the
                                     Irrevocable Indenture Trust of Jonathan B.
                                     Weller dated August 26, 1994